UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2010

CNO Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31792	75-3108137
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11825 North Pennsylvania Street

Carmel, Indiana 46032

(Address of principal executive offices) (Zip Code)

(317) 817-6100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On December 8, 2010, CNO Financial Group, Inc. (the “Company”) issued a press release announcing the launch of a private offering of senior secured notes. The press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein. The press release is furnished and not filed pursuant to Instruction B.2 of Form 8-K.

The Company is disclosing under Item 7.01 of this Current Report on Form 8-K the summary historical consolidated financial and operating data included as Exhibit 99.2 hereto and incorporated by reference herein. This information is excerpted from a preliminary offering memorandum dated December 8, 2010 that is being disseminated in connection with the private offering of senior secured notes (the “Preliminary Offering Memorandum”) and should be read in conjunction with the information disclosed in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2010, June 30, 2010 and September 30, 2010, Annual Report on Form 10-K for the year ended December 31, 2009 and Current Report on Form 8-K filed on December 1, 2010. The summary historical consolidated financial and operating data is furnished and not filed pursuant to Instruction B.2 of Form 8-K.

Item 8.01	Other Events.

The Company is disclosing under Item 8.01 of this Current Report on Form 8-K the information included as Exhibits 99.3 through 99.7, which information is incorporated by reference herein. This information, some of which has not been previously reported, is excerpted from the Preliminary Offering Memorandum and should be read in conjunction with the information disclosed in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2010, June 30, 2010 and September 30, 2010, Annual Report on Form 10-K for the year ended December 31, 2009 and Current Report on Form 8-K filed on December 1, 2010.

Item 9.01	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits

99.1	Press release of CNO Financial Group, Inc. dated December 8, 2010, announcing a private offering of senior secured notes.

99.2	Summary Historical Consolidated Financial and Operating Data from Preliminary Offering Memorandum dated December 8, 2010.

99.3	Business of CNO from Preliminary Offering Memorandum dated December 8, 2010.

99.4	Risks Relating to CNO Financial Group from Preliminary Offering Memorandum dated December 8, 2010.

99.5	Capitalization from Preliminary Offering Memorandum dated December 8, 2010.

99.6	Investments from Preliminary Offering Memorandum dated December 8, 2010.

99.7	Government Regulation from Preliminary Offering Memorandum dated December 8, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNO Financial Group, Inc.

By:	/s/ John R. Kline
Name:	John R. Kline
Title:	Senior Vice President and Chief Accounting Officer

Date: December 8, 2010

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT

99.1	Press release of CNO Financial Group, Inc. dated December 8, 2010, announcing a private offering of senior secured notes.

99.2	Summary Historical Consolidated Financial and Operating Data from Preliminary Offering Memorandum dated December 8, 2010.

99.3	Business of CNO from Preliminary Offering Memorandum dated December 8, 2010.

99.4	Risks Relating to CNO Financial Group from Preliminary Offering Memorandum dated December 8, 2010.

99.5	Capitalization from Preliminary Offering Memorandum dated December 8, 2010.

99.6	Investments from Preliminary Offering Memorandum dated December 8, 2010.

99.7	Government Regulation from Preliminary Offering Memorandum dated December 8, 2010.